                                                         Exhibit No. 10(a)(4)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 19, 1997 (this "Amendment"), is entered into by and among ICF KAISER INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, each of its subsidiaries signatories hereto (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the banking institutions signatories hereto (each, a "Bank" and collectively, the "Banks") and CORESTATES BANK, N.A., as agent for the Banks under this Agreement (in such capacity, the "Agent").

                                   WITNESSETH
                                   ----------

     WHEREAS, Borrower, each Subsidiary Guarantor, the Banks and the Agent are parties to a Credit Agreement, dated as of May 6, 1996, as amended by the First Amendment dated as of December 17, 1996, the Second Amendment dated as of May 5, 1997, and the Third Amendment dated as of June 13, 1997 (the "Credit Agreement"), whereby the Banks have agreed to provide a revolving credit facility for loans and for letters of credit;

     WHEREAS, the Borrower and the Subsidiary Guarantors have requested, and the Banks and the Agent have agreed, to amend the Credit Agreement in certain respects, as provided herein.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Amendment to Credit Agreement

     a. The following definition is hereby amended in its entirety so that such definition, as so amended, shall read as follows:

          "Single Purpose Subsidiary" shall mean as to any Person, a Subsidiary of such Person the activities of which, including its Subsidiaries and partnerships or other entities owned, or the management of which are otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Single Purpose Subsidiary, are limited to
     (a) ownership of all or a portion of the interests in a single project constituting one or more Permitted Businesses, either directly or through the ownership of the Capital Stock of another Person, and (b) the development, engineering, design, project management, construction or operation of such project; ICF Kaiser Brazil Holdings, ICF Kaiser Participacoes Ltda., and IESA shall be deemed to be Single Purpose Subsidiaries for all purposes hereunder.

     b.   The following definitions are hereby added to Section 1.1:

          "ICF Kaiser Participacoes Ltda." shall mean the entity (however denominated) organized under the laws of Brazil which will own substantially all of the capital stock of IESA following the IESA Investment.

          "ICF Kaiser Brazil Holdings" shall mean ICF Kaiser Brazil Holdings, Inc., a corporation organized under the laws of the State of Delaware which will have as its sole purpose the ownership of ICF Kaiser Participacoes Ltda.

          "IESA" shall mean Internacional de Engenharia S.A., a corporation organized under the laws of Brazil, together with its subsidiaries IESA-Tecnologia de Sistemas Ltda., Servap Engenharia e Consultoria Ltda., IESA Negocios Ltda., IESA Participacoes Ltda., and Project Engineering Ltd/Cayman Islands.

          "IESA Investment" shall mean the Investment in and eventual ownership of substantially all of the capital stock of IESA by ICF Kaiser Participacoes Ltda.

     c. Clause (1) of Subsection (a) of Section 2.5 is hereby amended by inserting, at the end of such clause, the following sentence:

     The Borrower agrees not to request the issuance of any Letter of Credit for use by, in connection with, or for IESA, ICF Kaiser Participacoes Ltda., and/or ICF Kaiser Brazil Holdings unless the Borrower has obtained the prior written consent of the Agent for the issuance of such Letter of Credit.

     d. Section 7.2 is hereby amended by the addition of the following subsection (f) at the end of such Section:

     (f) (1) Non-Recourse Indebtedness in the amount of $950,000 incurred by ICF Kaiser Participacoes Ltda. in order to complete the IESA Investment;
     (2) Non-Recourse Indebtedness incurred by IESA and/or ICF Kaiser Participacoes Ltda. following the IESA Investment; and (3) Indebtedness for Borrowed Money and other Debt of IESA existing as of the date of the closing of the IESA Investment; provided that in each of (1), (2), and (3)
                                     --------
     above, neither the Borrower nor any Subsidiary other than ICF Kaiser Brazil Holdings, ICF Kaiser Participacoes Ltda., or IESA shall be permitted (x) to have any guarantee obligation in respect of such Indebtedness or Debt otherwise permitted by this subsection or (y) to pledge or grant any lien or encumbrances on any assets as collateral or security with respect to such Indebtedness or Debt otherwise permitted by this subsection.

     e. Section 7.6 is hereby amended by the addition of the following subsection (i) at the end of such Section:

     (i) ICF Kaiser Participacoes Ltda. may complete the IESA Investment, provided that any cash from Borrower or any Subsidiary made available to ICF Kaiser Participacoes Ltda. in connection with the IESA Investment shall be limited to a maximum of $350,000, which amount (when used) shall be deducted from the $5,000,000 aggregate Acquisitions limit set forth in subsection (d) of this Section 7.6.

     f. Article VIII (Financial Covenants) is hereby amended by the addition, at the end of such Article, of the following:

     ; except as provided below, in all calculations made pursuant to this Article, the Borrower shall exclude any and all amounts (positive and negative) attributable to IESA, ICF Kaiser Participacoes Ltda., and/or ICF Kaiser Brazil Holdings that otherwise might be includible in Capital Expenditures, Consolidated Fixed Charges, Consolidated Interest Expense, Consolidated Lease Expenses, Consolidated Net Income, Consolidated Net Worth, EBITDA, Indebtedness for Borrowed Money, Senior Funded Indebtedness, and Total Capitalization.

2.   Conditions Precedent.  The Amendment to the Credit Agreement contained in
     --------------------
Section 1 hereof shall be effective upon satisfaction of the following conditions precedent.

     (a) Evidence of Authorization. The Banks shall have received copies certified by the Secretary or Assistant Secretary of Borrower and each Subsidiary Guarantor of all corporate or other action taken by such party to authorize its execution and delivery and performance of this Amendment, the Second Amendment to the Security Agreement, and the Loan Documents as amended hereby, together with such other related papers as the Banks shall reasonably require;

     (b) Legal Opinion. The Banks shall have received a favorable written opinion of Barbosa & Mussnich, Rio de Janeiro, Brazil, Counsel for Borrower, ICF Kaiser Holdings Unlimited, Inc., ICF Kaiser Brazil Holdings, and ICF Kaiser Participacoes Ltda., which shall be addressed to the Banks and be dated the date of this Fourth Amendment, in substantially the form attached as Exhibit A;

     (c) Documents. The Agent shall have received all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to the Agent and the Banks;

     (d) Other Agreements. Borrower and each Subsidiary Guarantor shall have executed and delivered each other Loan Document required hereunder;

3.   Representations and Warranties.
     -------------------------------

     (a) The Borrower confirms the accuracy of the representations and warranties made in Article 3 of the Credit Agreement as of the date originally given and restates to the Banks such representations and warranties, as previously amended, on and as of the date hereof as if originally given on such date.

     (b) The Borrower confirms that as of the date of this Fourth Amendment, there has been no litigation, administrative proceeding, investigation, business development, or change in financial condition which could reasonably be expected to have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower or its Subsidiaries taken as a whole.

4.   Covenants.
     ----------

     (a) The Borrower warrants to the Banks that the Borrower is in compliance and have complied with all covenants, agreements and conditions in each Loan Document on and as of the date hereof, that no Potential Default or Event of Default has occurred and is continuing on the date hereof and that, upon the consummation of the transactions contemplated hereby, no Potential Default or Event of Default shall have occurred and be continuing.

     (b) The Borrowers shall provide to the Agent and its representatives all requested access and assistance as shall be reasonably necessary for such due diligence review as the Agent shall determine is necessary or advisable, including without limitation a collateral audit.

5.   Effect of Agreement.
     --------------------

     This Agreement amends the Loan Documents only to the extent and in the manner herein set forth, and in all other respects the Loan Documents are ratified and confirmed.

6.   Counterparts.
     -------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

7.   Governing Law.
     --------------

     This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of Pennsylvania without regard to principles of conflict of law.

     IN WITNESS WHEREOF, Borrower and the Banks have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.



CORESTATES BANK, N.A.                        ICF KAISER INTERNATIONAL, INC.


By:      /s/ John D. Brady                   By:      /s/ Michael K. Goldman
        ---------------------------                  --------------------------
Name:    John D. Brady                       Name:    Michael K. Goldman
Title:  Assistant Vice President             Title:   Executive Vice President

BHF-BANK AKTIENGESELLSCHAFT                  SIGNET BANK


By:      /s/ Linda Pace                      By:      /s/ Brian Haggerty
        ---------------------------                  --------------------------
Name:    Linda Pace                          Name:    Brian Haggerty
Title:   Vice President                      Title:  Vice President

By:      /s/ John Sykes
        ---------------------------
Name:    John Sykes
Title:   Assistant Vice President


The Subsidiary Guarantors:

CLEMENT INTERNATIONAL CORPORATION.      CYGNA GROUP, INC.                     HENRY J. KAISER COMPANY


By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


EXCELL DEVELOPMENT                      ICF INFORMATION TECHNOLOGY, INC.      ICF INCORPORATED
CONSTRUCTION, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


ICF KAISER ENGINEERS CORPORATION        ICF KAISER ENGINEERS (CALIFORNIA)     ICF KAISER ENGINEERS
                                        CORPORATION                           MASSACHUSETTS, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


ICF KAISER ENGINEERS GROUP, INC.        ICF KAISER GOVERNMENT                 ICF KAISER ENGINEERS, INC.
                                        PROGRAMS, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


ICF KAISER HOLDINGS UNLIMITED, INC.     ICF KAISER HANFORD COMPANY            ICF RESOURCES INCORPORATED

By:/s/ Timothy P. O'Connor              By:      /s/ Paul Weeks, II           By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Paul Weeks, II               Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Secretary          Title:   Assistant Treasurer


ICF LEASING CORPORATION, INC.           KE SERVICES CORPORATION               KE LIVERMORE, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


KAISER ENGINEERS AND                    KAISER ENGINEERS                      CYGNA CONSULTING ENGINEERS &
CONSTRUCTORS, INC.                      INTERNATIONAL, INC.                   PROJECT MANAGEMENT, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer


TUDOR ENGINEERING COMPANY               PCI OPERATING COMPANY, INC.           SYSTEMS APPLICATIONS
                                                                              INTERNATIONAL, INC.

By:/s/ Timothy P. O'Connor              By:/s/ Timothy P. O'Connor            By:/s/ Timothy P. O'Connor
   -----------------------------           -----------------------------         -----------------------------
Name:    Timothy P. O'Connor            Name:    Timothy P. O'Connor          Name:    Timothy P. O'Connor
Title:   Assistant Treasurer            Title:   Assistant Treasurer          Title:   Assistant Treasurer